UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2014
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Hanmi Financial Corporation
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	000-30421 (Commission File Number)	95-4788120 (IRS Employer Identification No.)

3660 Wilshire Boulevard, PH-A
Los Angeles, California 90010
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (213) 382-2200
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 1) filed with the Securities and Exchange Commission amends the Current Report on Form 8-K filed by Hanmi Financial Corporation, on September 2, 2014 (the “Initial Form 8-K”), reporting the August 31, 2014 completion of its acquisition of Central Bancorp, Inc., pursuant to the Agreement and Plan of Merger, dated as of December 16, 2013, as amended and restated on March 23, 2014, between Hanmi Financial Corporation, Harmony Merger Sub Inc., a Texas corporation and wholly owned subsidiary of Hanmi Financial Corporation, and Central Bancorp, Inc. The Initial Form 8-K omitted the financial statements of the business acquired and the pro forma combined financial information as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. This amendment to the Initial Form 8-K is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

Item 9.01.         Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Unaudited consolidated balance sheets of Central Bancorp, Inc. as of June 30, 2014 and the consolidated statements of operations, comprehensive income (loss), changes in stockholders’ equity and cash flows for the six months ended June 30, 2014 and 2013 are attached hereto as Exhibit 99.1.

Audited consolidated balance sheets of Central Bancorp, Inc. as of December 31, 2013 and 2012 and the consolidated statements of operations, comprehensive income (loss), changes in stockholders’ equity and cash flows for the years then ended are attached hereto as Exhibit 99.2.

(b)	Pro Forma Financial Information.

Unaudited pro forma combined condensed consolidated financial statements, relating to the acquisition of Central Bancorp, Inc., by Hanmi Financial Corporation as of June 30, 2014, and for the six months ended June 30, 2014 and the year ended December 31, 2013, are attached hereto as Exhibit 99.3. The pro forma data is presented for comparative purposes only and is not necessarily indicative of the future financial position or results of operations of the combined company.

(d)	Exhibits

Exhibit No.	Description

99.1
Unaudited consolidated balance sheets of Central Bancorp, Inc. as of June 30, 2014 and the consolidated statements of operations, comprehensive income (loss), changes in stockholders’ equity and cash flows for the six months ended June 30, 2014 and 2013

99.2
Audited consolidated balance sheets of Central Bancorp, Inc. as of December 31, 2013 and 2012 and the consolidated statements of operations, comprehensive income (loss), changes in stockholders’ equity and cash flows for the years then ended

99.3
Unaudited pro forma combined condensed consolidated financial statements, relating to the acquisition of Central Bancorp Inc., by Hanmi Financial Corporation as of June 30, 2014, and for the year ended December 31, 2013 and the six months ended June 30, 2014

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hanmi Financial Corporation
Dated: November 12, 2014
By: /s/ C. G. Kum
Name: C. G. Kum
Title: President and Chief Executive Officer